Exhibit 13

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER PURSUANT TO
RULE 13a-14(b)/RULE 15d-14(b) UNDER THE EXCHANGE ACT
AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Stratasys Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David Reis, Chief Executive Officer of the Company, and Erez Simha, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b)/Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended and 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 7, 2013

	By	/s/ David Reis
David Reis
Chief Executive Officer

	By	/s/ Erez Simha
Erez Simha
Chief Financial Officer